Exhibit 10.1

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Various Additional M-Items

CHANGE ORDER NUMBER: CCT 3A-027 DATE OF CHANGE ORDER: 01-24-08

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for various M-Items including: Item M-10 (3) additional 42” cut and bevels, Item M-26 577 feet of safety fence, Item M-31 additional Depth Ditch (3,536’ of 1’ extra depth, and 3,900’ of 2’ extra depth), and Item M-33 20 cubic yards of flowable fill.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$15,225,547.21

The Estimated Contract Price prior to this Change Order was	$80,831,286.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$31,479.00

The new Estimated Contract Price including this Change Order will be	$80,862,765.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.

Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.

Name	Name
President	President & COO

Title	Title
1/29/2008	2/6/08

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Various Additional M-Items

CHANGE ORDER NUMBER: CCT 3A-028 DATE OF CHANGE ORDER: 01-29-08

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for various M-Items including: Item M-26 694 feet of safety fence, Item M-31 additional Depth Ditch (11,632’ of 1’ extra depth). The total amount of this change order is $28,122.00.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$15,257,026.21

The Estimated Contract Price prior to this Change Order was	$80,862,765.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$28,122.00

The new Estimated Contract Price including this Change Order will be	$80,890,887.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ T.R. Hutton / R. Keith Teague	/s/ Robert A. Riess, Sr.

Signature	Signature
T.R. Hutton / R. Keith Teague	Robert A. Riess, Sr.

Name	Name
Director / President	President & COO

Title	Title
2/1/08	2/6/08

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Road Bore Footages

CHANGE ORDER NUMBER: CCT 3A-029 DATE OF CHANGE ORDER: 01-30-08

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for additional Bore footage installed at B-10.1 Burton Shipyard Road M.P. 3-0.5 (additional 29’ for $20,300.00), B-10.2 State Highway 27 M.P. 3-0.0 (additional 43’ for $30,100.00), B-10.14 State Highway 27 M.P. 3-18.7 (additional 13.3’ for $9,310.00), B-10.15 Holbrook Park Road M.P 3-22.7 (additional 23’ for $16,100.00), B-10.16 Bill Prewitt M.P. 3-23.3 (additional 41’ for $28,700.00), B-10.17 State Highway 171 M.P. 10.17 (additional 18’ for $12,600.00), B-11.2 Bored Rail Road Crossing M.P. 3-18.8 (additional 105’ for $73,500.00). These additional bore footages where necessary due to various foreign utility crossings. The total amount for this change order is $193,610.00.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$15,285,148.21

The Estimated Contract Price prior to this Change Order was	$80,890,887.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$190,610.00

The new Estimated Contract Price including this Change Order will be	$81,081,497.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.

Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.

Name	Name
President	President & COO

Title	Title
2/4/08	2/6/08

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: 24-inch Tetco Lateral Pipeline

CHANGE ORDER NUMBER: CCT 3A-030 DATE OF CHANGE ORDER: 02-15-08

The Agreement between the Parties listed above is changed as follows: Sheehan Pipe Line Construction Company (SPLCC) shall install the 24-inch Tetco lateral pipeline and associated items in accordance with all applicable drawings, specifications, permits, contract terms and conditions, and scope-of-work documentation. Payments shall be made in accordance with the attached table. Unit prices are fixed and are not subject to change. Payment will be made in accordance with actual quantities installed for each item, as approved by Owner. This Change Order authorizes work for Project 1102 – the Tetco Interconnect. As such, it is not subject to the pipeline project schedule as listed in the section below. The project schedule for the work authorized by this change order is as follows: The Guaranteed Mechanical Completion Date is April 1, 2008; The Guaranteed Final Completion Date is April 15, 2008. All facilities shall be installed to Company satisfaction in accordance with the preceding schedule dates.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$15,475,758.21

The Estimated Contract Price prior to this Change Order was	$81,081,497.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$1,723,094.00

The new Estimated Contract Price including this Change Order will be	$82,804,591.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title
2/21/2008	March 3, 2008
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: 17,720’ of Class 2 Warning Tape

CHANGE ORDER NUMBER: CCT 3A-031 DATE OF CHANGE ORDER: 03-06-08

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for installing 17,720 feet of warning tape in all class 2 areas. This warning tape shall be installed to Company satisfaction in accordance with this change order.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$17,198,852.21

The Estimated Contract Price prior to this Change Order was	$82,804,591.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$35,440.00

The new Estimated Contract Price including this Change Order will be	$82,840,031.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ TR Hutton	/s/ Ronnie W. Powell
Signature	Signature
TR Hutton	Ronnie W. Powell
Name	Name
Director	Manager, Projects
Title	Title
3/12/08	03/21/08
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reduction to one 42” Launcher / Receiver

CHANGE ORDER NUMBER: CCT 3A-032 DATE OF CHANGE ORDER: 03-10-08

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Due to a reduction to one 42” Launcher / Receiver, contract item # B-6 will be reduced to $423,000.00. The previous amount of this item number was $940,000.00. This is a total reduction of the contract by $517,000.00.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$17,234,292.21

The Estimated Contract Price prior to this Change Order was	$82,840,031.43

The Estimated Contract Price will be decreased by this Change Order in the amount of	$(517,000.00)

The new Estimated Contract Price including this Change Order will be	$82,323,031.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Ronnie W. Powell
Signature	Signature
R. Keith Teague	Ronnie W. Powell
Name	Name
President	Manager, Projects
Title	Title
3/13/2008	03/21/08
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

CHANGE ORDER NUMBER: DATE OF CHANGE ORDER:	CCT 3A-033 03-19-08
SUBJECT: Correction to Change Order #CCT 3A-025

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Change Order #CCT 3A-033 is to correct Change Order #CCT 3A-025.

Through mutual agreement between Cheniere and Sheehan, change order CCT 3A-025 is null and void. This decreases the Estimated Contract Price by ($597,274).

The I-10 HDD is inserted as a new line into the contract with a value of $707,025. As the I-10 HDD was done in lieu of the I-10 Bore, this change order also decreases line item B-10.9 by ($224,000). This change covers all costs associated with the utilization of horizontal directional drilling instead of a bore to cross I-10.

The various scope changes (see attachment #2 “Various Scope Changes”) are inserted as a new line into the contract with a value of $226,799.

This change order results in a net increase to the Estimated Contract Price of $112,550. Please reference the attached spreadsheets (Attachment #1 & #2 to Change Order No: CCT 3A-033) for a summary of the changes.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$16,717,292.21

The Estimated Contract Price prior to this Change Order was	$82,323,031.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$112,550.00

The new Estimated Contract Price including this Change Order will be	$82,435,581.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title
4/1/2008	April 8, 2008
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Bore Footage

CHANGE ORDER NUMBER: DATE OF CHANGE ORDER:	CCT 3A-034 04-14-08

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Co. for additional Bore footage installed at various crossings on the Segment 3A pipeline project.

Through mutual agreement between Cheniere and Sheehan, additional footage was necessary to complete the crossings due to foreign utilities and other construction obstacles.

Please reference attachment #1 for previous estimate and actual footages.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$16,829,842.21

The Estimated Contract Price prior to this Change Order was	$82,435,581.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$403,760.00

The new Estimated Contract Price including this Change Order will be	$82,839,341.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.		Sheehan Pipe Line Construction Company
Owner		Contractor
/s/ T.R. Hutton	/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature		Signature
T.R. Hutton	R. Keith Teague	Robert A. Riess, Sr.
Name		Name
Director	President	President & COO
Title		Title
4/18/08	4/18/08	April 24, 2008
Date of Signing		Date of Signing